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Exhibit 23.1





                  CONSENT OF REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors
Old Line Bancshares, Inc.
Waldorf, Maryland

         We hereby consent to the incorporation by reference in the registration statements (No. 333-113097, 333-111587 and 333-116845) on Form S-8 of Old Line
Bancshares, Inc. of our report dated January 21, 2005, relating to the consolidated financial statements of Old Line Bancshares, Inc. included in the Form 10-KSB for the year ended December 31, 2004.



                                                 Rowles & Company, LLP


Baltimore, Maryland
March 25, 2005